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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): March 20, 2006

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
            CHANGES IN FISCAL YEAR.

     Effective March 20, 2006, MetLife, Inc. (the "Company") amended Section
2.03 of its Amended and Restated By-Laws to add a new subsection (b) on majority voting in director elections. Section 2.03(b) provides that in an uncontested election of Directors, any incumbent Director who receives a greater number of votes "withheld" from his or her election than votes "for" his or her election will be required to promptly tender his or her resignation. The Governance Committee of the Board will recommend to the Board whether to accept the resignation and the Board will decide whether to accept the resignation within 90 days following certification of the shareholder vote. The Board's decision, and, if applicable, the reasons for rejecting the resignation, will be disclosed in a Report on Form 8-K filed with the Securities and Exchange Commission. The provisions of Section 2.03(b) have been and remain in the Company's Corporate Governance Guidelines. In addition, the Company amended
Section 2.11 of the Amended and Restated By-Laws to conform the provisions regarding Director resignations contained in such section to Section 2.03(b). The foregoing description of Sections 2.03(b) and 2.11 is not complete and is qualified in its entirety by reference to the text of such sections filed as
Exhibit 3.1 hereto, which is incorporated by reference into this Item 5.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a)          Not applicable

   (b)          Not applicable

   (c)          Not applicable

   (d)          Exhibits.

         3.1 Text of Amended Section's of Amended and Restated By-Laws of the Company, effective March 20, 2006.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: March 24, 2006
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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                    EXHIBIT
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  3.1          Text of Amended Sections of Amended and Restated By-Laws of the
               Company, effective March 20, 2006.